File Nos. 33-27172
                                                                    811-5719
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               [X]

     Pre-Effective Amendment No.                                      [  ]

     Post-Effective Amendment No. 10                                  [X]


                                   and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [X]


     Amendment No. 10                                                 [X]


                     (Check appropriate box or boxes.)

                 DREYFUS LIFE AND ANNUITY INDEX FUND, INC.
                     (D/B/A/ DREYFUS STOCK INDEX FUND)
             (Exact Name of Registrant as Specified in Charter)

          c/o The Dreyfus Corporation
          200 Park Avenue, New York, New York          10166
          (Address of Principal Executive Offices)     (Zip Code)


     Registrant's Telephone Number, including Area Code: (212) 922-6000

                            Mark N. Jacobs, Esq.
                              200 Park Avenue
                          New York, New York 10166
                  (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

          immediately upon filing pursuant to paragraph (b)
     ----

      X   on May 1, 1998 pursuant to paragraph (b)
     ----


          60 days after filing pursuant to paragraph (a)(i)
     ----
          on     (date)      pursuant to paragraph (a)(i)
     ----
          75 days after filing pursuant to paragraph (a)(ii)
     ----
          on     (date)      pursuant to paragraph (a)(ii) of Rule 485
     ----
If appropriate, check the following box:

               this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
     ----



                 DREYFUS LIFE AND ANNUITY INDEX FUND, INC.
               Cross-Reference Sheet Pursuant to Rule 495(a)

Items in
Part A of
Form N-1A     Caption                                        Page
_________     _______                                        ____

  1           Cover Page                                     Cover

  2           Synopsis                                       *

  3           Condensed Financial Information                3

  4           General Description of Registrant              4, 10


  5           Management of the Fund                         6

  5(a)        Management's Discussion of Fund's Performance  *

  6           Capital Stock and Other Securities             9

  7           Purchase of Securities Being Offered           7

  8           Redemption or Repurchase                       7

  9           Pending Legal Proceedings                      *


Items in
Part B of
Form N-1A
---------

  10          Cover Page                                   Cover

  11          Table of Contents                            Cover

  12          General Information and History              B-19


  13          Investment Objectives and Policies           B-2

  14          Management of the Fund                       B-6

  15          Control Persons and Principal                B-11
              Holders of Securities

  16          Investment Advisory and Other                B-11
              Services
_____________________________________

NOTE:  * Omitted since answer is negative or inapplicable.
                 DREYFUS LIFE AND ANNUITY INDEX FUND, INC.
         Cross-Reference Sheet Pursuant to Rule 495(a) (continued)


Items in
Part B of
Form N-1A     Caption                                        Page
_________     _______                                        _____


  17          Brokerage Allocation                           B-18


  18          Capital Stock and Other Securities             B-18


  19          Purchase, Redemption and Pricing               B-14
              of Securities Being Offered

  20          Tax Status                                     B-16


  21          Underwriters                                   B-11

  22          Calculations of Performance Data               B-18

  23          Financial Statements                           B-20



Items in
Part C of
Form N-1A
_________

  24          Financial Statements and Exhibits              C-1

  25          Persons Controlled by or Under                 C-3
              Common Control with Registrant

  26          Number of Holders of Securities                C-3

  27          Indemnification                                C-3

  28          Business and Other Connections of              C-3
              Investment Adviser

  29          Principal Underwriters                         C-9


  30          Location of Accounts and Records               C-12


  31          Management Services                            C-12


  32          Undertakings                                   C-12


_____________________________________
NOTE:  * Omitted since answer is negative or inapplicable.

______________________________________________________________________________
PROSPECTUS                                                         MAY 1, 1998
                          DREYFUS STOCK INDEX FUND
______________________________________________________________________________
        Dreyfus Stock Index Fund (The "Fund") is an open-end, non-diversified, management investment company, known as a mutual fund. Fund shares are offered only to variable annuity and variable life insurance separate accounts established by insurance companies ("Participating
Insurance Companies") to fund variable annuity contracts and variable life insurance policies. Individuals may not purchase Fund shares directly from the fund. This Prospectus should be read in conjunction with the prospectus of the separate accounts of the specific insurance product.
        The Fund's investment objective is to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as prepresented by the Standard & Poor's 500 Composite Stock Price Index. In anticipation of taking a market position, the fund is permitted to purchase and sell stock index futures. The Fund is neither sponsored by nor affiliated with Standard & Poor's.
        The Dreyfus Corporation ("Dreyfus") serves as the Fund's manager. Dreyfus has engaged its affiliate, Mellon Equity Associates ("Mellon Equity"), to serve as the Fund's index fund manager and provide day-to-day management of the Fund's investments. Dreyfus and Mellon Equity are collectively referred to as the ("Advisers").
        This Prospectus sets forth concisely information about the Fund that you should know before investing. It should be read and retained for future reference.

        The Statement of Additional Information, dated May 1, 1998, which may be revised from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Securities and Exchange Commission maintains a Web site (HTTB://WWW.SEC.GOV) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund. For a free copy of the Statement of Additional Information, write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call 1-800-645-6561. When telephoning, ask for Operator 144.


        Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. The net asset value of funds of this type will fluctuate from time time.
______________________________________________________________________________
                                TABLE OF CONTENTS
                                                              Page


    Condensed Financial Information..............              3
    Description of the Fund......................              4
    Management of the Fund.......................              6
    How to Buy Shares............................              7
    How to Redeem Shares.........................              7
    Shareholder Services Plan....................              8
    Dividends, Distributions and Taxes...........              8
    Performance Information......................              9
    General Information..........................             10
    Appendix.....................................             11

______________________________________________________________________________
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.
______________________________________________________________________________

[This Page Intentionally Left Blank]

                              [Page 2]
                       CONDENSED FINANCIAL INFORMATION

        The information in the following table has been audited by Coopers & Lybrand L.L.P., the Fund's independent accountants. Further financial data, related notes and report of independent auditors accompany the Statement of Additional Information, available upon request.


                               FINANCIAL HIGHLIGHTS
        Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements. The Fund's total investment return shown below does not include expenses charged a separate account or related insurance policy by a Participating Insurance Company, inclusion of which would reduce the Fund's total investment return for each period indicated.


                                                                    FOUR MONTHS
                                              YEAR ENDED                ENDED                          YEAR ENDED
                                               AUGUST 31,            DECEMBER 31,                     DECEMBER 31,
                                     _____________________________   ________   _______________________________________________
PER SHARE DATA:                      1990(1)         1991      1992     1992(2)    1993     1994     1995      1996         1997
                                     ______        ______    ______   ______     ______   ______    ______    ______      ______
Net asset value,
 beginning of year...                $12.50        $11.62    $14.20   $14.87     $15.32   $13.20    $12.94    $17.20      $20.28
                                     ______        ______    ______   ______     ______   ______    ______    ______      ______
INVESTMENT OPERATIONS:
Investment income-net....               .38           .39       .37      .13        .37      .32       .33       .39         .37
Net realized and unrealized
 gain (loss) on investments..          (.95)         2.60       .68      .77       1.04     (.21)     4.39      3.43        6.26
                                     ______        ______    ______   ______     ______   ______    ______    ______      ______
 TOTAL FROM INVESTMENT
 OPERATIONS....                        (.57)         2.99      1.05      .90       1.41      .11      4.72      3.82        6.63
                                     ______        ______    ______   ______     ______   ______    ______    ______      ______
DISTRIBUTIONS:
Dividends from investment
  income-net.....                      (.31)         (.39)     (.38)    (.21)      (.34)    (.31)     (.33)     (.39)       (.37)
Dividends in excess of
  investment income-net...              _            _         _       _            (.03)     _          _        _          _
Dividends from net realized
  gain on investments...                _            (.02)     _        (.24)      (3.00)     _        (.13)     (.35)
(.79) Dividends in excess of net
  realized gain on investments..        _            _         _       _            (.16)   (.06)        _        _          _
                                     ______        ______    ______    ______      ______   ______    ______    ______    ______
TOTAL DISTRIBUTIONS...                 (.31)         (.41)     (.38)    (.45)      (3.53)    (.37)     (.46)     (.74)    (1.16)
                                     _____-        ______    ______   ______     ______   ______    ______    ______      ______
Net asset value, end
  of year.....                       $11.62        $14.20    $14.87   $15.32     $13.20   $12.94    $17.20    $20.28      $25.75
                                     ======        ======    ======   ======     ======   ======    ======    ======      ======
TOTAL INVESTMENT RETURN....           (4.73%)(3)    26.26%     7.49%    6.05%(3)   9.33%     .88%    36.78%    22.54%      32.96%
RATIOS/SUPPLEMENTAL DATA:
Ratio of operating expenses
  to average net assets...              .37%(3)       .40%      .40%     .13%(3)    .40%     .40%      .39%      .30%        .28%
Ratio of net investment income
  to average net assets...             3.12%(3)      3.05%     2.63%     .85%(3)   2.38%    2.56%     2.38%     2.24%       1.66%
Decrease reflected in above
  expense ratios due
  to undertakings....                    17%(3)       .11%      .13%     .03%(3)    .27%     .16%      .03%       _          _
Portfolio Turnover Rate..               .99%(3)      1.02%     7.66%    6.94%(3)  71.71%    2.82%    11.95%    10.92%       3.53%
Average Commission
  Rate paid(4)........                   _             _         _        _          _        _         _     $.0317      $.0291
Net Assets, end of
  year (000's omitted)....          $48,184       $62,400   $74,446  $70,072    $61,319  $96,806  $312,686  $813,959  $1,868,672
__________________________
(1)  From September 29, 1989 (commencement of operations) to August 31, 1990.
(2)  Effective September 1, 1992, the Fund changed its fiscal year-end from
     August 31 to December 31. The figures provided are from September 1, 1992 to December 31, 1992.
(3)  Not annualized.
(4)  For fiscal years beginning January 1, 1996, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.
        Further information about the Fund's performance is contained in the
Fund's annual report, which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus.



                              [Page 3]
                                 DESCRIPTION OF THE FUND
GENERAL


        The Fund is intended to be a funding vehicle for variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies") to be offered by the Participating Insurance Companies. The Fund currently does not foresee any disadvantages to the holders of VA contracts and VLI policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Fund's Board intends to monitor events in order to identify any material conflicts which may arise and to determine what action, if any, should be taken in response thereto. The VA contracts and the VLI policies are described in the separate prospectuses issued by the Participating Insurance Companies over which the Fund assumes no responsibility. Differences in tax treatment or other considerations may cause the interest of holders of VA contracts and VLI policies to conflict although the Fund currently does not foresee any disadvantages to the holders of VA contracts and VLI policies arising therefrom.


        Individual VA contract holders and VLI policy holders are not the "shareholders" of the Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders (the "shareholders"), although such companies may pass through voting rights to their VA contract holders and VLI policy holders.
INVESTMENT OBJECTIVE
        The Fund's investment objective is to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index* (the "Index"). It cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund's outstanding voting shares. There can be no assurance that the Fund's investment objective will be achieved.
MANAGEMENT POLICIES
        The Fund attempts to duplicate the investment results of the Index, which is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Standard & Poor's ("S&P") chooses the stocks to be included in the Index solely on a statistical basis. The Fund attempts to be fully invested at all times in the stocks that comprise the Index and stock index futures as described below and, in any event, at least 80% of the Fund's net assets will be so invested. Inclusion of a stock in the Index in no way implies an opinion by S&P as to its attractiveness as an investment. The Fund uses the Index as the standard performance comparison because it represents approximately 70% of the total market value of all common stocks and is well known to investors. An investment in the Fund involves risks similar to those of investing in common stocks.

        The weightings of stocks in the Index are based on each stock's relative total market capitalization; that is, its market price per share times the number of shares outstanding. Because of this weighting, as of October 31, 1997, approximately 50% of the Index was composed of the 50 largest companies. The Advisers generally select stocks for the Fund's portfolio in the order of their weightings in the Index beginning with the heaviest weighted stocks. With respect to the Fund's assets invested in the stocks in the Index, the percentage of such assets invested in each stock is approximately the same as the percentage it represents in the Index.


        No attempt is made to manage the portfolio in the traditional sense using economic, financial and market analysis. The Fund is managed using a computer program to determine which stocks are to be purchased or sold to replicate the Index to the extent feasible. From time to time, administrative adjustments may be made in the Fund's portfolio because of changes in the composition of the Index, but such changes should be infrequent.
        The Fund believes that the indexing approach described above is an effective method of substantially duplicating percentage changes in the
Index. It is a reasonable expectation that there will be a close correlation between the Fund's performance and that of the Index in both rising and falling markets. The Fund will attempt to achieve a correlation between the performance of its portfolio and that of the Index of at least 0.95, without taking into account expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Fund's net asset value, including the value of its dividends and capital gains distributions, increases or
_______________________________________________________________________________
*"Standard & Poor's 500," "S&P 500Registration Mark" and "S&PRegistration Mark"are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use. The Fund is not sponsored, endorsed, sold or promoted by S&P or The McGraw-Hill Companies, Inc.
                              [Page 4]
decreases in exact proportion to changes in the Index. The Fund's ability to correlate its performance with the Index, however, may be affected by, among other things, changes in securities markets, the manner in which the Index is calculated by S&P and the timing of purchases and redemptions. In the future, the Fund's Board, subject to the approval of shareholders, may select another index if such a standard of comparison is deemed to be more representative of the performance of common stocks.
        The Fund's ability to duplicate the performance of the Index also depends to some extent on the size of the Fund's portfolio and the size of cash flows into and out of the Fund. Investment changes to accommodate these cash flows are made to maintain the similarity of the Fund's portfolio to the Index to the maximum practicable extent.
        From time to time to increase its income, the Fund may lend securities from its portfolio. See "Appendix - Investment Techniques." When the Fund has cash reserves, the Fund may invest in money market instruments consisting of U.S. Government securities, time deposits, certificates of deposit, bankers' acceptances, high-grade commercial paper, and repurchase agreements. See the Statement of Additional Information for a description of these instruments. The Fund also may purchase stock index futures in anticipation of taking a market position when, in the opinion of the Advisers, available cash balances do not permit an economically efficient trade in the cash market. The Fund also may sell stock index futures to terminate existing positions it may have as a result of its purchases of stock index futures.
See also "Investment Considerations and Risks" and "Appendix - Investment Techniques" below, and "Investment Objective and Management Policies" in the Statement of Additional Information.
INVESTMENT CONSIDERATIONS AND RISKS
GENERAL - The Fund's net asset value per share should be expected to fluctuate. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. See "Investment Objective and Management Policies" in the Statement of Additional Information for a further discussion of certain risks.
EQUITY SECURITIES - Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of the Fund's investments will result in changes in the value of its shares and thus the Fund's total return to investors.
FOREIGN SECURITIES - Since the stocks of some foreign issuers are included in the Index, the Fund's portfolio may contain securities of such foreign issuers which may subject the Fund to additional investment risks with respect to those securities that are different in some respects from those incurred by a fund which invests only in securities of domestic issuers. Such risks include possible adverse political and economic developments, seizure or nationalization of foreign deposits or adoption of governmental restrictions which might adversely affect or restrict the payment of principle and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.

USE OF DERIVATIVES - The Fund may invest, or enter into, to a limited extent, in derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset or index. The Derivatives the Fund may use include stock index futures. While Derivatives can be used effectively in furtherance of the Fund's investment objective, under certain market conditions, they can increase the volatility of the Fund's net asset value, decrease the liquidity of the Fund's portfolio and make more difficult the accurate pricing of the Fund's portfolio. See "Appendix - Investment Techniques - Use of Derivatives" below and "Investment Objective and Management Policies - Management Policies
- Derivatives" in the Statement of Additional Information.

NON-DIVERSIFIED STATUS - The classification of the Fund as a "non-diversified" investment company means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer. Since a relatively high percentage of the Fund's assets may be invested in the securities of a limited number of issuers, some of which may be within the same economic sector, the Fund's portfolio may be more sensitive to the changes in market value of a single issuer or industry. However, to meet Federal tax requirements, at the close of each quarter the Fund may not
                              [Page 5]
have more than 25% of its total assets invested in any one issuer and, with respect to 50% of total assets, not more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. Government securities.
SIMULTANEOUS INVESTMENTS - Investment decisions for the Fund are made independently from those of the other investment companies or accounts advised by Dreyfus or Mellon Equity. If, however, such other investment companies or accounts desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

YEAR 2000 RISKS - Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by Dreyfus and the Fund's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." Dreyfus is taking steps to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain assurances that com parable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund.


                            MANAGEMENT OF THE FUND

ADVISERS - Dreyfus, located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as the Fund's manager. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of March 31, 1998, Dreyfus managed or administered approximately $100 billion in assets for approximately 1.7 million investor accounts nationwide.


        Dreyfus supervises and assists in the overall management of the Fund's affairs under a Management Agreement with the Fund, subject to the authority of the Fund's Board in accordance with Maryland law.

        Dreyfus has engaged Mellon Equity, located at 500 Grant Street, Pittsburgh, Pennsylvania 15258, to serve as the Fund's index fund manager. Mellon Equity, a registered investment adviser formed in 1957, is an indirect wholly-owned subsidiary of Mellon and, thus, an affiliate of Dreyfus. As of March 31, 1998, Mellon Equity and its employees managed approximately $19.9 billion in assets and served as the investment adviser of 2 other investment companies.


        Mellon Equity, subject to the supervision and approval of Dreyfus, provides the day-to-day management of the Fund's investments, as well as statistical information, under an Index Management Agreement with Dreyfus, subject to the overall authority of the Fund's Board in accordance with Maryland law.

        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including Dreyfus, Mellon managed more than $305 billion in assets as of December 31, 1997, including approximately $104 billion in proprietary mutual fund assets. As of December 31, 1997, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $1.532 trillion in assets, including approximately $60 billion in mutual fund assets.


        For the fiscal year ended December 31, 1997, the Fund paid Dreyfus a monthly management fee at the annual rate of .245 of 1% of the value of the Fund's average daily net assets, and Dreyfus paid Mellon Equity an index management fee at the annual rate of .095 of 1% of the value of the Fund's average daily net assets. Under the Index Management Agreement, Mellon Equity has agreed to pay for the provision of custody services to the Fund by Boston Safe Deposit and Trust Company.


        The imposition of the Fund's management fee, as well as other operating expenses, will have the effect of reducing investors' return and will affect the Fund's ability to track the Index exactly. Dreyfus has undertaken that, until such time as it gives shareholders at least 180 days notice to the contrary, if in any fiscal year the aggregate
                              [Page 6]
expenses of the Fund (excluding brokerage commissions, transaction fees and extraordinary expenses) exceed .40 of 1% of the value of the Fund's average net assets for the fiscal year, the Fund may deduct from the payment to be made to Dreyfus, or Dreyfus will bear, such excess expense. In addition, from time to time, Dreyfus may waive receipt of its fees and/or voluntarily assume certain expenses of the Fund, which would have the effect of lowering the expense ratio of the Fund and increasing yield to investors. The Fund will not pay Dreyfus at a later time for any amounts Dreyfus may waive, nor will the Fund reimburse Dreyfus for any amounts Dreyfus may assume.
        In allocating brokerage transactions, the Advisers seek to obtain the best execution of orders at the most favorable net price. Subject to this determination, the Advisers may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds advised by Dreyfus or Mellon Equity as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. See "Portfolio Transactions" in the Statement of Additional Information.
        The Dreyfus Corporation, from time to time, may make payments from its own assets to Participating Insurance Companies in connection with the provision of certain administrative services to the Fund and/or to purchasers of VA contracts or VLI policies.
DISTRIBUTOR - The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at 60 State Street, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc. TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN - Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). Boston Safe Deposit and Trust Company, an indirect subsidiary of Mellon, One Boston Place, Boston, Massachusetts 02108, is the Custodian of the Fund's investments.
                                 HOW TO BUY SHARES
        FUND SHARES CURRENTLY ARE OFFERED ONLY TO SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES. INDIVIDUALS MAY NOT PLACE PURCHASE ORDERS DIRECTLY WITH THE FUND.
        Separate accounts of the Participating Insurance Companies place orders based on, among other things, the amount of premium payments to be invested pursuant to VA contracts and VLI policies. See the prospectus of the separate account of the applicable Participating Insurance Company for more information on the purchase of Fund shares.
        If an order is received by the Fund or its agent by the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time) on a business day, Fund shares will be purchased at the net asset value determined as of such close of trading on the day the order is received. Otherwise, Fund shares will be purchased at the net asset value determined as of the close of trading on the floor of the New York Stock Exchange on the next business day.
        Fund shares are sold on a continuous basis. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange on each day the New York Stock Exchange is open for business. For purposes of determining net asset value, futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share is computed by dividing the value of the Fund's net assets (i.e., the value of its assets less liabilities) by the total number of shares outstanding. The Fund's investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Fund's Board. For further information regarding the methods employed in valuing the Fund's investments, see "Determination of Net Asset Value" in the Statement of Additional Information.
                              HOW TO REDEEM SHARES
        Fund shares may be redeemed at any time by the separate accounts of the Participating Insurance Companies. INDIVIDUALS MAY NOT PLACE REDEMPTION ORDERS DIRECTLY WITH THE FUND. When the Fund or its agent receives a request in proper form by the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), the Fund will redeem the shares at the net asset value determined as of
                              [Page 7]
the close of such trading on the day the request is received. To maximize the Fund's ability to track the Index, separate accounts of Participating Insurance Companies are urged to transmit redemption requests so that they may be received by the Fund or its agent prior to 12:00 noon, New York time, on the day upon which separate accounts of Participating Insurance Companies want their redemption requests to be effective. The value of the shares redeemed may be more or less than their original cost, depending on the Fund's then-current net asset value. No charges are imposed by the Fund when shares are redeemed.
        The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission.
        Should any conflict between VA contract holders and VLI policy holders arise which would require that a substantial amount of net assets be withdrawn, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.
                           SHAREHOLDER SERVICES PLAN
        The Fund has adopted a Shareholder Services Plan pursuant to which the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses with respect to servicing and/or maintaining shareholder accounts.
                       DIVIDENDS, DISTRIBUTIONS AND TAXES

        The Fund ordinarily declares and pays dividends from net investment income quarterly, and automatically reinvests them in additional Fund shares at net asset value or, at the shareholder's option, pays them in cash. The Fund makes distributions from net realized securities gains, if any, once a year, but may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act. The Fund will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. Dividends are automatically reinvested in additional shares at net asset value unless payment in cash is elected by a Participating Insurance Company. If all shares in an account are redeemed at any time, all dividends to which the shareholder is entitled will be paid along with the proceeds of the redemption. An omnibus accountholder may indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, and such portion of the accrued dividends will be paid to the accountholder along with the proceeds of the redemption. All expenses are accrued daily and deducted before declaration of dividends to investors.


        Section 817(h) of the Code requires that the investments of a segregated asset account of an insurance company be "adequately diversified'' as provided therein or in accordance with U.S. Treasury Regulations, in order for the account to serve as the basis for VA contracts or VLI policies.
Section 817(h) and the U.S. Treasury Regulations issued thereunder provide the manner in which a segregated asset account will treat investments in a regulated investment company for purposes of the diversification requirements. If the Fund satisfies certain conditions, a segregated asset account owning shares of the Fund will be treated as owning multiple investments consisting of the account's proportionate share of each of the assets of the Fund. The Fund intends to satisfy these conditions so that the shares of the Fund owned by a segregated asset account of a Participating Insurance Company will be treated as multiple investments. Further, the Fund intends to satisfy the diversification standards prescribed under Section 817(h) for segregated accounts. By meeting these and other requirements, the Participating
Insurance Companies, rather than VA contract holders or VLI policy holders, should be subject to tax on distributions received with respect to Fund shares. The tax treatment on distributions made to a Participating Insurance Company will depend on the Participating Insurance Company's tax status.
        Notice as to the tax status of dividends and distributions will be mailed to shareholders annually. Dividends derived from net investment income, together with distributions of net realized short-term securities gains, generally are taxable as ordinary income whether received in cash or reinvested in additional Fund shares.
                              [Page 8]
Distributions from net realized long-term securities gains generally are taxable as long-term capital gains whether received in cash or reinvested in additional Fund shares. Since the Fund's shareholders are the Participating Insurance Companies and their separate accounts, no discussion is included herein as to the Federal income tax consequences to VA contract holders and VLI policy holders. For information concerning the Federal income tax consequences to such holders, see the prospectus for such contract or policy.
        Management of the Fund believes that the Fund has qualified for the fiscal year ended December 31, 1997 as a "regulated investment company" under the Code. The Fund intends to continue to so qualify if such qualification is in the best interest of its shareholders. Qualification as a regulated investment company relieves the Fund of any liability for Federal income taxes to the extent its earnings are distributed in accordance with applicable provisions of the Code. The Fund is subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.
        Participating Insurance Companies should consult their tax advisers regarding specific questions as to Federal, state or local taxes.
                            PERFORMANCE INFORMATION
        For the purpose of advertising, performance is calculated on the basis of average annual total return and/or total return.

        Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in the Fund was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Fund's performance will include the Fund's average annual total return for one, five and ten year periods, or for shorter time periods depending upon the length of time the Fund has operated.


        Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return.
        Performance will vary from time to time and past results are not necessarily representative of future results. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.
        The Fund's average annual total return and total return should not be compared with other funds that offer their shares directly to the public since the figures provided do not reflect charges of Participating Insurance Companies. In addition, the Fund's total return should be distinguished from the rate of return of a separate account or investment division of a separate account of a Participating Insurance Company, which rate will reflect the deduction of additional charges, including mortality and expense risk charges, and therefore will be lower. VA contract holders and VLI policy holders should consult the prospectus for such contract or policy.
        Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from Standard & Poor's 500 Composite Stock Price Index, Standard & Poor's MidCap 400 Index, Lipper Analytical Services, Inc., the Dow Jones Industrial Average, Money Magazine, Morningstar, Inc. and other industry publications. The Fund may cite in its advertisements or in reports or other communications to shareholders, historical performance of unmanaged indices as reported in Ibbotson, Roger G. and Rex A. Sinquefield, Stocks, Bonds, Bills and Inflation
(SBBI), updated annually in the SBBI Yearbook, Ibbotson Associates, Chicago. In its advertisements, the Fund also may cite the aggregate amount of assets committed to index investing by pension funds and/or other institutional investors, and may refer to or discuss then current or past economic or financial conditions, developments or events.

                              [Page 9]
                            GENERAL INFORMATION

        The Fund was incorporated under Maryland law on January 24, 1989, and commenced operations on September 29, 1989. On May 1, 1994, the Fund, which is incorporated under the name Dreyfus Life and Annuity Index Fund, Inc., began operating under the name Dreyfus Stock Index Fund. The Fund is authorized to issue 200 million shares of Common Stock, par value $.001 per share. Each share has one vote. In accordance with current law, the Fund anticipates that a Participating Insurance Company issuing a VA contract or VLI policy that participates in the Fund will request voting instructions from contract and policy holders and will vote shares in proportion to the voting instructions received. A Participating Insurance Company could, from time to time, be deemed to control the Fund to the extent that its separate account(s) may own in the aggregate more than 25% of the Fund's shares. For further information on voting rights, see the applicable prospectus of the Participating Insurance Company.


        Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Board member from office. Fund shareholders may remove a Board member by the affirmative vote of a majority of the Fund's outstanding voting shares. In addition, the Fund's Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.


        The Transfer Agent maintains a record of shareholder ownership and sends confirmations and statements of account.
        Owners of policies and contracts issued by a Participating Insurance Company for which shares of the Fund are an investment vehicle will receive from the Participating Insurance Company unaudited semi-annual financial statements and audited year-end financial statements certified by the Fund's independent public accountants. Each report will show the investments owned by the Fund and the market values thereof and will provide other information about the Fund and its operations.

        Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11566-0144, or by calling toll free 1-800-645-6561. In New York City, call 1-718-895-1206; outside the U.S., call
516-794-5452.


        The Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the calculation of the Fund's net asset value, nor is S&P a distributor of the Fund. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.
        S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                              [Page 10]
                                   APPENDIX
INVESTMENT TECHNIQUES
BORROWING MONEY - The Fund is permitted to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 5% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made.
USE OF DERIVATIVES - The Fund may invest in the types of Derivatives enumerated under "Description of the Fund - Investment Considerations and Risks - Use of Derivatives." These instruments and certain related risks are described more specifically under "Investment Objective and Management Policies - Management Policies - Derivatives" in the Statement of
Additional Information.
        Although the Fund will not be a commodity pool, certain Derivatives subject the Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in such Derivatives. The Fund may invest in stock index futures contracts for hedging purposes without limit. However, the Fund may not invest in such contracts for other purposes if the sum of the amount of initial margin deposits, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts.
LENDING PORTFOLIO SECURITIES - The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Fund an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 30% of the value of the Fund's total assets, and the Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Fund at any time upon specified notice. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.
        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
                              [Page 11]
Stock
Index Fund

Prospectus
Registration Mark
Copy Rights 1998 Dreyfus Service Corporation

__________________________________________________________________________ _

                    DREYFUS STOCK INDEX FUND
                             PART B
             (STATEMENT OF ADDITIONAL INFORMATION)
                          MAY 1, 1998

____________________________________________________________________________

     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus Stock Index Fund (the "Fund"), dated May 1, 1998, as it may be revised from time to time. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call the following numbers:


               Call Toll Free 1-800-645-6561
               In New York City - Call 1-718-895-1206
               Outside the U.S. - Call 516-794-5452


     Shares of the Fund are offered only to variable annuity and variable life insurance separate accounts established by insurance companies ("Participating Insurance Companies") to fund variable annuity contracts and variable life insurance policies (collectively, "Policies").


     The Dreyfus Corporation ("Dreyfus") serves as the Fund's manager. Dreyfus has engaged its affiliate, Mellon Equity Associates ("Mellon Equity"), to serve as the Fund's index fund manager and provide day-to-day management of the Fund's investments. Dreyfus and Mellon Equity are referred to collectively as the "Advisers."

     Premier Mutual Fund Services, Inc. (the "Distributor") serves as the distributor of the Fund's shares.


                       TABLE OF CONTENTS
                                                             Page
Investment Objective and Management Policies                 B-2
Management of the Fund                                       B-6
Management Arrangements                                      B-11
Purchase of Shares                                           B-14
Shareholder Services Plan                                    B-14
Redemption of Shares                                         B-15
Determination of Net Asset Value                             B-15
Dividends, Distributions and Taxes                           B-16
Portfolio Transactions                                       B-18
Performance Information                                      B-18
Information About the Fund                                   B-19
Transfer and Dividend Disbursing Agent, Custodian,
      Counsel and Independent Accountants                    B-19
Financial Statements and Report of Independent Auditors      B-20
Appendix                                                     B-21


          INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

     The following information supplements and should be read in conjunction with the sections in the Fund's Prospectus entitled "Description of the Fund" and "Appendix."

Portfolio Securities

     Money Market Instruments. The Fund may invest, in the circumstances described under "Description of the Fund - Management Policies" in the Fund's Prospectus, in the following types of money market instruments.

U.S. Government Securities. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations from the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support for such U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.

Repurchase Agreements. In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The Fund's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will enter into repurchase agreements only with domestic banks with total assets in excess of $1 billion, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Fund may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

Bank Obligations. The Fund may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.

     Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instruments upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

Commercial Paper. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Fund will consist only of direct obligations which, at the time of their purchase, are (a) rated at least Prime-1 by Moody's Investors Service, Inc. ("Moody's") or A-1 by Standard & Poor's Ratings Group ("S&P"), (b) issued by companies having an outstanding unsecured debt issue currently rated at least Aa by Moody's or at least AA- by S&P, or (c) if unrated, determined by the Advisers to be of comparable quality to those rated obligations which may be purchased by the Fund.

Management Policies

     Lending Portfolio Securities. In connection with its securities lending transactions, the Fund may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

     The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned:
(1) the Fund must receive at least 100% cash collateral from the borrower;
(2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Fund's Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.

     Derivatives. The Fund may invest in Derivatives (as defined in the Fund's Prospectus) in anticipation of taking a market position when, in the opinion of the Advisers, available cash balances do not permit an economically efficient trade in the cash market. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.

     Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

     Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Fund's performance.

     If the Fund invests in Derivatives at inappropriate times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. The Fund also could experience losses if its Derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

Stock Index Futures. A stock index future obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day. The Fund purchases and sells futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

     Using futures in anticipation of market transactions involves certain risks. Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. In addition, the price of stock index futures may not correlate perfectly with the movement in the stock index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends still may not result in a successful hedging transaction.


     In connection with its futures transactions, the Fund may be required to establish and maintain a segregated account consisting of permissible liquid assets in an amount equal to the market value of the underlying commodity less any amount deposited as margin.


Investment Restrictions

     The Fund has adopted the following investment restrictions as fundamental policies, which cannot be changed without approval of the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund's outstanding voting shares. The Fund may not:

     1. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessors) if such purchase would cause the value of the Fund's investments in all such companies to exceed 5% of the value of its total assets.

     2. Purchase securities of closed-end investment companies, except (a) in the open market where no commission other than the ordinary broker's commission is paid, which purchases are limited to a maximum of (i) 3% of the total outstanding voting stock of any one closed-end investment company,
(ii) 5% of the Fund's net assets with respect to the securities issued by any one closed-end investment company and (iii) 10% of the Fund's net assets in the aggregate, or (b) those received as part of a merger or consolidation. The Fund may not purchase the securities of open-end investment companies other than itself.

     3. Invest in commodities, except that the Fund may invest in futures contracts as described in the Prospectus and Statement of Additional Information.

     4. Purchase, hold or deal in real estate, or oil and gas interests, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

     5. Borrow money or pledge, mortgage or hypothecate its assets, except as described in the Fund's Prospectus and the Statement of Additional Information and in connection with entering into futures contracts. Collateral arrangements with respect to initial or variation margin for futures contracts will not be deemed to be pledges of the Fund's assets.

     6. Lend any funds or other assets, except through the purchase of debt securities, bankers' acceptances and commercial paper of corporations and other entities. However, the Fund may lend its portfolio securities in an amount not to exceed 30% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board.

     7. Act as an underwriter of securities of other issuers or purchase securities subject to restrictions on disposition under the Securities Act of 1933 (so-called "restricted securities"). The Fund may not enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are not readily marketable, if, in the aggregate, more than 10% of the value of the Fund's net assets would be so invested. The Fund will not enter into time deposits maturing in more than seven days and time deposits maturing from two business through seven calendar days will not exceed 10% of the Fund's total assets.

     8. Invest in the securities of a company for the purpose of exercising management or control, but the Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

     9.   Purchase, sell or write puts, calls or combinations thereof.

     10. Invest more than 25% of its assets in investments in any particular industry or industries (including banking), except to the extent the Index also is so concentrated, provided that, when the Fund has adopted a temporary defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     In addition to the investment restrictions adopted as fundamental policies set forth above, the Fund operates with certain non-fundamental policies which may be changed by vote of a majority of the Board members at any time. The Fund may not: (i) engage in arbitrage transactions,
(ii) purchase warrants (other than those acquired by the Fund in units or attached to securities), (iii) sell securities short, but reserves the right to sell securities short against the box, and (iv) invest more than 10% of its total assets in the securities of any single issuer or invest in more than 10% of the voting securities of any single issuer. In addition, the Fund intends to: (i) comply with the diversification requirements under
Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) comply in all material respects with relevant insurance laws and regulations applicable to investments of separate accounts of Participating Insurance Companies.

     If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

     The Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of Fund shares in certain states. Should the Fund determine that a commitment is no longer in the best interests of the Fund and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of Fund shares in the state involved.


                           MANAGEMENT OF THE FUND

     Board members and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below.


Board Members of the Fund


JOSEPH S. DiMARTINO, Chairman of the Board. Since January 1995, Chairman of the Board of various funds in the Dreyfus Family of Funds. He is also a director of The Muscular Dystrophy Association, HealthPlan Services Corporation, a provider of marketing, administrative and risk management services to health and other benefit programs, The Noel Group, Inc., a venture capital company, Carlyle Industries, Inc. (formerly, Belding Heminway, Inc.), a button packager and distributor, Staffing Resources, Inc., a temporary placement agency, and Century Business Services, Inc., a provider of various outsourcing services to small and medium size companies. For more than five years prior to January 1995, he was President, a director and, until August 1994, Chief Operating Officer of the Manager and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus and, until August 24, 1994, the Fund's distributor. From August 1994 until December 31, 1994, he was a director of Mellon Bank Corporation. He is 54 years old and his address is 200 Park Avenue, New York, New York 10166.


DAVID P. FELDMAN, Board Member. Trustee of Corporate Property Investors, a real estate investment company, and a director of several mutual funds in the 59 Wall Street Mutual Funds Group and of the Jeffrey Company, a private investment company. He was employed at AT&T from July 1961 to his retirement in April 1997, most recently serving as Chairman and Chief Executive Officer of AT&T Investment Management Corporation. He is 58 years old and his address is 3 Tall Oaks Drive, Warren, New Jersey 07059.


JOHN M. FRASER, JR., Board Member. President of Fraser Associates, a service company for planning and arranging corporate meetings and other events. From September 1975 to June 1978, he was Executive Vice President of Flagship Cruises, Ltd. Prior thereto, he was Senior Vice President and Resident Director of the Swedish-American Line for the United States and Canada. He is 76 years old and his address is 133 East 64th Street, New York, New York 10021.


EHUD HOUMINER, Board Member.  Professor and Executive-in-Residence at the
     Columbia Business School, Columbia University. Since January 1996, Principal of Lear, Yavitz and Associates, a management consulting firm. He was President and Chief Executive Officer of Philip Morris USA, manufacturers of consumer products, from December 1988 to September 1990. He also is a director of Avnet Inc. and Super-Sol Limited. He is 57 years old and his address is c/o Columbia Business School, Columbia University, Uris Hall, Room 526, New York, New York 10027.


GLORIA MESSINGER, Board Member.  From 1981 to 1993, Managing Director and
     Chief Executive Officer of ASCAP (American Society of Composers, Authors and Publishers). She is a member of the Board of Directors of the Yale Law School Fund and Theater for a New Audience, Inc., and was Secretary of the ASCAP Foundation and served as a trustee of the Copyright Society of the United States. She is also a member of numerous professional and civic organizations. She is 68 years old and her address is 747 Third Avenue, 11th Floor, New York, New York 10017.


JACK R. MEYER, Board Member.  President and Chief Executive Officer of
     Harvard Management Company, an investment management company, since September 1990. Prior thereto, he was Treasurer and Chief Investment Officer of The Rockefeller Foundation. He also is a director of Foundation Advisers, Inc., a non-stock corporation headquartered in Charlottesville, Virginia. He is 52 years old and his address is 600 Atlantic Avenue, Boston, Massachusetts 02210.


JOHN SZARKOWSKI, Board Member.  Director Emeritus of Photography at The
     Museum of Modern Art. Consultant in Photography. He is 72 years old and his address is Bristol Road, Box 221, East Chatham, New York 12060.


ANNE WEXLER, Board Member. Chairman of the Wexler Group, consultants specializing in government relations and public affairs. She is also a director of Alumax, Comcast Corporation, The New England Electric System, and Nova Corporation, and a member of the Board of the Carter Center of Emory University, the Council of Foreign Relations, the National Park Foundation, Visiting Committee of the John F. Kennedy School of Government at Harvard University and the Board of Visitors of the University of Maryland School of Public Affairs. She is 67 years old and her address is c/o The Wexler Group, 1317 F Street, N.W., Suite 600, Washington, D.C. 20004.


     For so long as the Fund's plan described in the section captioned "Shareholder Services Plan" remains in effect, the Board members of the Fund who are not "interested persons" of the Fund, as defined in the 1940 Act, will be selected and nominated by the Board members who are not "interested persons" of the Fund.


     The Fund typically pays its Board members an annual retainer and a per meeting fee and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board members by the Fund and by all other funds in the Dreyfus Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) for the fiscal year ended December 31, 1997, were as follows:



                    Aggregate          Total
                    Compensation From  Compensation
Name of Board       Fund*              From Fund and
Member                                 Fund Complex
                                       Paid to Board
                                       Member

Joseph S.           $6,250             $597,128 (94)
DiMartino
David P. Feldman    $5,000             $129,375 (27)

John M. Fraser,     $4,500             $ 76,750 (12)
Jr.
Ehud Houminer       $4,500             $ 68,250 (12)

David J. Mahoney    $2,500             $ 53,000 (14)

Gloria Messinger    $5,000             $  26,000 (1)

Jack R. Meyer       $4,000             $ 22,000 (4)

John Szarkowski     $4,000             $ 23,500 (4)

Anne Wexler         $4,500             $ 68,625 (16)
____________________________
* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $2,238 for all Board members as a group.


Officers of the Fund

MARIE E. CONNOLLY, President and Treasurer.  President, Chief Executive
     Officer, Chief Compliance Officer and a director of the Distributor and Funds Distributor, Inc., the ultimate parent of which is Boston Institutional Group, Inc., and an officer of other investment companies advised or administered by Dreyfus. She is 40 years old.


MARY A. NELSON, Vice President and Assistant Treasurer. Vice President of the Distributor and Funds Distributor, Inc., and an officer of other investment companies advised or administered by Dreyfus. From September 1989 to July 1994, she was an Assistant Vice President and Client Manager for The Boston Company, Inc. She is 33 years old.


MICHAEL S. PETRUCELLI, Vice President, Assistant Treasurer and Assistant
     Secretary. Senior Vice President and Director of Strategic Client Initiatives of Funds Distributor, Inc., and an officer of other investment companies advised or administered by Dreyfus. From December 1989 to November 1996, he was employed by GE Investments where he held various financial, business development and compliance positions. He also served as Treasurer of the GE Funds and as a director of GE Investment Services. He is 36 years old.


JOSEPH F. TOWER, III, Vice President and Assistant Treasurer.  Senior Vice
     President, Treasurer, Chief Financial Officer and a director of the Distributor and Funds Distributor, Inc., and an officer of other investment companies advised or administered by Dreyfus. From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. He is 35 years old.


DOUGLAS C. CONROY, Vice President and Assistant Secretary.  Assistant Vice
     President of Funds Distributor, Inc., and an officer of other investment companies advised or administered by Dreyfus. From April 1993 to January 1995, he was a Senior Fund Accountant for Investors Bank & Trust Company. From December 1991 to March 1993, he was employed as a Fund Accountant at The Boston Company, Inc. He is 28 years old.


RICHARD W. INGRAM, Vice President and Assistant Secretary.  Executive Vice
     President of Funds Distributor, Inc., and an officer of other investment companies advised or administered by Dreyfus. From March 1994 to November 1995, he was Vice President and Division Manager for First Data Investor Services Group. From 1989 to 1994, he was Vice President, Assistant Treasurer and Tax Director - Mutual Funds of The Boston Company, Inc. He is 42 years old.


CHRISTOPHER J. KELLEY, Vice President and Assistant Secretary, Vice
     President and Senior Associates General Counsel of the Distributor and Funds Distributor, Inc., and an officer of other investment companies advised or administered by Dreyfus. From April 1994 to July 1996, he was Assistant Counsel at Forum Financial Group. From October 1992 to March 1994, he was employed by Putnam Investments in legal and compliance capacities. He is 33 years old.


KATHLEEN K. MORRISEY, Vice President and Assistant Secretary, Manager of
     Treasury Services Administration of Funds Distributor, Inc., and an officer of other investment companies advised or administered by Dreyfus. From July 1994 to November 1995, she was a Fund Accountant for Investors Bank & Trust Company. She is 25 years old.


ELBA VASQUEZ, Vice President and Assistant Secretary.  Assistant Vice
     President of Funds Distributor, Inc., and an officer of other investment companies advised or administered by Dreyfus. From March 1990 to May 1996, she was employed by the U.S. Trust Company of New York, where she held various sales and marketing positions. She is 36 years old.


     The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166.

     The Fund's Board members and officers, as a group, owned less than 1% of the Fund's shares outstanding on April 1, 1998.


     The following persons are known by the Fund to own of record 5% or more of the Fund's voting securities outstanding on April 1, 1998: Nationwide Variable Account II, CO 47, c/o IPO, PO Box 182029, Columbus, OH 43218-2029- -56.9838%; Travelers Fund U, One Tower Square, 5MS Bob Iagrossi, Hartford,
CT 06183--14.6145%; Lincoln National Life Insurance, Mutual Fund Accounting-4C-01, 1300 South Clinton Street, Fort Wayne, IN 46802-3506--4.9886%;
Nationwide Multi-Flex (CitiBank), CO 48, c/o IPO, PO Box 182029, Columbus,
OH 43218-2029--2.5055%; Nationwide Variable Life 2, CO 71, c/o IPO, PO Box 182029, Columbus, OH 43218-2029--2.3835%; Nationwide Life Insurance
Company, NWVA-9, c/o IPO Portfolio Accounting, PO Box 182029, Columbus, OH 43218-2029--2.0896%. A shareholder that owns, directly or indirectly, 25% or more of the Fund's voting securities may be deemed to be a "control person" (as defined in the 1940 Act) of the Fund.


                    MANAGEMENT ARRANGEMENTS

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Management of the Fund."

     Management Agreement. Dreyfus provides management services pursuant to the Management Agreement (the "Management Agreement") dated November 13, 1995, with the Fund, which is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or Dreyfus by vote cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement was approved by shareholders on November 3, 1995 and was last approved by the Fund's Board, including a majority of the Board members who are not "interested persons" (as defined in the 1940
Act) of any party to the Management Agreement, at a meeting held on July 30, 1997. The Management Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the Fund's shares, or, upon not less than 90 days' notice, by Dreyfus. The Management Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

     The following persons are officers and/or directors of the Manager: W. Keith Smith, Chairman of the Board; Christopher M. Condron, President, Chief Executive Officer, Chief Operating Officer and a director; Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman-Distribution and a director; Ronald P. O'Hanley III, Vice Chairman; J. David Officer, Vice Chairman; William T. Sandalls, Jr., Senior Vice President and Chief Financial Officer; Mark N. Jacobs, Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Vice President-Corporate Communications; Mary Beth Leibig, Vice President-Human Resources; Jeffrey N. Nachman, Vice President-Mutual Fund Accounting; Andrew
S. Wasser, Vice President-Information Systems; William V. Healey, Assistant Secretary; and Mandell L. Berman, Burton C. Borgelt, Frank V. Cahouet and Richard F. Syron, directors.


     Dreyfus maintains office facilities on behalf of the Fund, and furnishes the Fund statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. Dreyfus also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

     Index Management Agreement. Mellon Equity provides investment advisory assistance and day-to-day management of the Fund's investments pursuant to the Index Management Agreement (the "Index Management Agreement") dated November 13, 1995 between Mellon Equity and Dreyfus. The Index Management Agreement is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Fund's Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or Mellon Equity, by vote cast in person at a meeting called for the purpose of voting on such approval. The Index Management Agreement was approved by shareholders on November 3, 1995, and was approved by the Fund's Board, including a majority of Board members who are not "interested persons" of any party to the Index Management Agreement, at a meeting held on July 30, 1997. The Index Management Agreement is terminable without penalty (i) by Dreyfus on 60 days' notice,
(ii) by the Fund's Board or by vote of the holders of a majority of the Fund's shares on 60 days' notice, or (iii) by Mellon Equity on not less than 90 days' notice. The Index Management Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement for any reason.


     The following persons are executive officers and/or directors of Mellon
Equity: Phillip R. Roberts, Chairman of the Board; William P. Rydell, President and Chief Executive Officer; and W. Keith Smith, Director.

     Mellon Equity provides day-to-day management of the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of Dreyfus and approval of the Fund's Board. All purchases and sales are reported for the Board's review at the meeting subsequent to such transactions. Mellon Equity has agreed to pay for the custody services provided to the Fund by Boston Safe Deposit and Trust Company.

     Expenses. All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by Dreyfus and/or Mellon Equity. The expenses borne by the Fund include: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of Dreyfus or Mellon Equity or any of their affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the Fund's existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholder's reports and meetings, and any extraordinary expenses.

     As compensation for Dreyfus' services, the Fund has agreed to pay Dreyfus a monthly fee at the annual rate of .245 of 1% of the value of the Fund's average daily net assets. As compensation for Mellon Equity's services, Dreyfus has agreed to pay Mellon Equity a monthly fee at the annual rate of .095 of 1% of the value of the Fund's average daily net assets. All fees and expenses are accrued daily and deducted before declaration of dividends to shareholders. For the period November 13, 1995 (effective date of the Management Agreement and Index Management Agreement) through December 31, 1995 and for the fiscal years ended December 31, 1996 and December 31, 1997, the Fund paid Dreyfus management fees of $94,372, $1,278,312 and $3,357,626, respectively, and Dreyfus paid Mellon Equity index management fees of $36,593, $498,160 and $1,301,554, respectively.


     From April 4, 1990 to November 13, 1995, Wells Fargo Nikko Investment Advisers ("WFNIA") served as the Fund's index fund manager. Pursuant to prior index management agreements with WFNIA, the Fund agreed to pay a monthly fee at the annual rate of .15 of 1% of the value of the Fund's average daily net assets. For the period January 1, 1995 through November 12, 1995 (termination date of the prior index management agreement), the index management fee payable to WFNIA amounted to $223,935, which fee was reduced by $28,973, pursuant to undertakings by WFNIA, resulting in a net fee being paid to WFNIA of $194,962 for the period ended November 12, 1995.


     Prior to November 13, 1995, Dreyfus served as the Fund's administrator pursuant to an administration agreement with the Fund. As compensation for its administrative services, the Fund agreed to pay Dreyfus a monthly fee at the annual rate of .15 of 1% of the value of the Fund's average daily net assets. For the period January 1, 1995 through November 12, 1995 (termination date of the prior administration agreement), the administration fee payable to Dreyfus amounted to $223,934 which amount was reduced by $28,972, pursuant to undertakings by Dreyfus, resulting in a net fee being paid to Dreyfus of $194,962 for the period ended November 12, 1995.


     Dreyfus (and to a limited extent, Mellon Equity) have agreed that if in any fiscal year the aggregate expenses of the Fund (including fees pursuant to the Management Agreement, but excluding taxes, brokerage, interest on borrowings and, with the prior written consent of the necessary state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the fees to be paid to Dreyfus, and Dreyfus may deduct from the fees paid to Mellon Equity or Dreyfus and Mellon Equity will bear, such excess expense in proportion to their management fee and index management fee, to the extent required by state law. Such deduction or payment, if any, will be estimated daily and reconciled and effected or paid, as the case may be, on a monthly basis.

     The aggregate fees payable to Dreyfus and Mellon Equity is not subject to reduction as the value of the Fund's net assets increases.



                          PURCHASE OF SHARES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Shares."

     The Distributor. The Distributor serves as the Fund's distributor on a best efforts basis pursuant to an agreement which is renewable annually.
The Distributor also acts as distributor for the other funds in the Dreyfus Family of Funds and for certain other investment companies.

                      SHAREHOLDER SERVICES PLAN

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Shareholder Services Plan."

     The Fund has adopted a Shareholder Services Plan (the "Plan") pursuant to which the Fund reimburses Dreyfus Service Corporation for certain allocated expenses with respect to servicing and/or maintaining shareholder accounts.

     A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Fund's Board for its review. In addition, the Plan provides that material amendments of the Plan must be approved by the Board and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Plan. The Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Plan.


     For the fiscal year ended December 31, 1997, $15,500 was charged to the Fund under the Plan.



                           REDEMPTION OF SHARES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Redeem Shares."

     Redemption Commitment. The Fund has committed to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Fund's Board reserves the right to make payments in whole or part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sold such securities, brokerage charges would be incurred.

     Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.


                     DETERMINATION OF NET ASSET VALUE

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Shares."

Valuation of Portfolio Securities. The Fund's portfolio securities are valued at the last sale price on the securities exchange or national securities market on which such securities are primarily traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Fund's Board. Expenses and fees, including the management fees (reduced by the expense limitation, if any), are accrued daily and taken into account for the purpose of determining the net asset value of Fund shares.


     New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day,
Independence Day, Labor Day, Thanksgiving and Christmas.



               DIVIDENDS, DISTRIBUTIONS AND TAXES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Dividends, Distributions and Taxes."

     Taxation of the Fund. Management of the Fund believes that the Fund qualified for the fiscal year ended December 31, 1997 as a "regulated investment company" under the Code. The Fund intends to continue to so qualify so long as such qualification is in the best interests of its shareholders. Qualification as a regulated investment company relieves the Fund from any liability for Federal income taxes to the extent its earnings are distributed in accordance with the applicable provisions of the Code. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.


     If, however, the Fund does not qualify as a "regulated investment company," it would be subject to the general rules governing the Federal income taxation of corporations under the Code. As such, the Fund's taxable income could be subject to a maximum tax rate of 35% thereby reducing the amount of cash available for distribution to shareholders. Moreover, distributions to shareholders would not be deductible in computing the Fund's taxable income. Shareholders in receipt of distributions from the Fund generally would be required to treat such amounts as ordinary dividend income to the extent attributable to each such shareholder's share of the Fund's current and accumulated earnings and profits. Amounts received in excess of the Fund's current and accumulated earnings and profits would constitute a return of capital to the extent of the shareholder's basis in Fund shares. Any excess received over basis would constitute capital gain. Certain corporate shareholders would be entitled to a dividends received deduction under Section 243 of the Code to the extent amounts distributed from the Fund constituted ordinary dividend income.

     Section 817(h) of the Code requires that the investments of a segregated asset account of an insurance company be "adequately diversified" as provided therein or in accordance with U.S. Treasury Regulations in order for the account to serve as the basis for VA contracts or VLI policies. The Fund intends to comply with the applicable requirements so that the Fund's investments are "adequately diversified" for this purpose. Upon satisfaction of these requirements, shares of the Fund owned by a segregated asset account of a Participating Insurance Company will be treated as multiple investments.

     If, however, the Fund were not to satisfy these conditions, a segregated asset account of a Participating Insurance Company owning shares of the Fund would be required to treat such shares as a single investment asset (and, accordingly, would not be able to treat its proportionate interest in the Fund's assets as being directly owned) for purposes of determining whether the segregated asset account is "adequately diversified" within the meaning of Section 817(h) of the Code. This, in turn, would make it more difficult for any such segregated asset account to satisfy the diversification standards of the Code. If a segregated asset account is not adequately diversified, it may not serve as the basis for VA contracts or VLI policies.

     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. In addition, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258. "Conversion transactions" are defined to include certain forward, futures, option and "straddle" transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

     Under Section 1256 of the Code, gain or loss realized by the Fund from certain financial futures transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon the exercise or lapse of such futures as well as from closing transactions. In addition, any such futures remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Fund characterized in the manner described above.

     Offsetting positions held by the Fund involving futures may constitute "straddles." Straddles are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, overrides or modifies the provisions of Section 1256. As such, all or a portion of any short-or long-term capital gain from certain "straddle" and/or conversion transactions may be recharacterized to ordinary income.

     If a Fund were treated as entering into straddles by reason of its futures transactions, such straddles could be characterized as "mixed straddles" if the futures transactions comprising such straddles were governed by Section 1256 of the Code. The Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results to the Fund may differ. If no election is made, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be recharacterized as short-term capital gain or ordinary income.

     The Taxpayer Relief Act of 1997 included constructive sale provisions that generally will apply if the Fund either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests ("appreciated financial position") and enters into a short sale, futures or forward contract, offsetting notional principal contract or other transaction described in Treasury regulations to be issued in the future (collectively, a "Contract") respecting the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property. In each instance, with certain exceptions, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund enters into the financial position or acquires the property, respectively. Transactions that are identified hedging or straddle transactions under other provisions of the Code can be subject to the constructive sale provisions.


     Shareholder Taxation. Since the shareholders of the Fund are the separate accounts of Participating Insurance Companies, no discussion is included herein as to the Federal income tax consequences at the level of the holders of the VA contracts or VLI policies. For information concerning the Federal income tax consequences to such holders, see the prospectuses for such VA contracts or VLI policies.


                          PORTFOLIO TRANSACTIONS

     The Advisers assume general supervision over placing orders on behalf of the Fund for the purchase or sale of portfolio securities. Allocation of brokerage transactions, including their frequency, is made in the best judgment of the Advisers and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Brokers also are selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by the Advisers based upon their knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

     The Fund's portfolio turnover rate (exclusive of U.S. government securities and short-term investments) for the fiscal year ended December 31, 1997 was 3.53%.


     For its portfolio securities transactions for the fiscal years ended December 31, 1995, 1996 and 1997, the Fund paid total brokerage commissions of $43,661, $116,347 and $140,461, respectively, none of which was paid to the Distributor. No spreads or concessions were paid by the Fund for such fiscal years.



                             PERFORMANCE INFORMATION

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Performance
Information."

     The Fund's average annual total return for the 1, 5 and 8.26 year periods ended December 31, 1997 was 32.96%, 19.70% and 15.85%, respectively. Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.



     The Fund's total return for the period September 29, 1989 (commencement of operations) through December 31, 1997 was 237.05%. Total return is calculated by subtracting the amount of the Fund's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.


                   INFORMATION ABOUT THE FUND

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "General Information."

     Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares are of one class and have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

     The Fund sends annual and semi-annual financial statements to all its shareholders.

     Effective May 1, 1994, the Fund, which is incorporated under the name Dreyfus Life and Annuity Index Fund, Inc., began operating under the name Dreyfus Stock Index Fund.


       TRANSFER AND DIVIDEND DISBURSING AGENT, CUSTODIAN, COUNSEL
                     AND INDEPENDENT ACCOUNTANTS

     Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses. For the fiscal year ended December 31, 1997, the Fund paid the Transfer Agent $340.


     Boston Safe Deposit and Trust Company (the "Custodian"), an indirect subsidiary of Mellon Bank Corporation, is located at One Boston Place, Boston, Massachusetts 02108, and serves as the custodian of the Fund. Under its Custody Agreement with the Fund, the Custodian holds the Fund's portfolio securities and keeps all necessary accounts and records. The Custodian's fees for its services to the Fund are paid by Mellon Equity.




     Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of being sold pursuant to the Fund's Prospectus.

     Coopers & Lybrand L.L.P., 1301 Avenue of the Americas, New York, New York 10019-6013, independent accountants, have been selected as auditors of the Fund.


           FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT AUDITORS

     The Fund's Annual Report to Shareholders for the fiscal year ended December 31, 1997 is a separate document supplied with this Statement of Additional Information, and the financial statement, accompanying notes, and report of independent auditors appearing therein are incorporated by reference into this Statement of Additional Information.


                            APPENDIX

     Description of S&P A-1 Commercial Paper Rating:

     The rating A is the highest rating and is assigned by S&P to issues that are regarded as having the greatest capacity for timely payment.
Issues in this category are delineated with the number 1, 2 or 3 to indicate the relative degree of safety. Paper rated A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong.
Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

     Description of Moody's Prime-1 Commercial Paper Rating:

     The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.


                 DREYFUS LIFE AND ANNUITY INDEX FUND, INC.
                      (D/B/A Dreyfus Stock Index Fund)

                         PART C. OTHER INFORMATION
                           _________________________


Item 24.  Financial Statements and Exhibits. - List
_______   _________________________________________

     (a)  Financial Statements:

               Included in Part A of the Registration Statement:

               Condensed Financial Information for the period from September 29, 1989 (commencement of operations) to August 31, 1990 and for the fiscal years ended August 31, 1991 and 1992, and for the four months ended December 31, 1992, and for the fiscal years ended December 31, 1993, 1994, 1995, 1996 and 1997.


               Included in Part B (by reference) of the Registration
               Statement:


                    Statement of Investments-- December 31, 1997.*


                    Statement of Financial Futures-- December 31, 1997.*


                    Statement of Assets and Liabilities--December 31, 1997.*


                    Statement of Operations--For the fiscal year ended December 31, 1997.*


                    Statement of Changes in Net Assets--For the fiscal years ended December 31, 1996 and 1997.*


                    Notes to Financial Statements.*


                    Report of Coopers & Lybrand L.L.P., Independent Accountants, dated January 29, 1998.*


_________________________________
* Items are incorporated by reference to the Registrant's Annual Report on Form N-30D, filed on March 2, 1998.


Schedules No. I through VII and other financial statement information, for which provision is made in the applicable accounting regulations of the Securities and Exchange Commission, are either omitted because they are not required under the related instructions, they are inapplicable, or the required information is presented in the financial statements or notes thereto which are included in Part B of the Registration Statement.


Item 24.  Financial Statements and Exhibits. - List (continued)
_______   _____________________________________________________


(b)       Exhibits:

(1)       Articles of Incorporation is incorporated by reference to Exhibit
          (1) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on April 20, 1994.

(2) By-Laws are incorporated by reference to Exhibit (2) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on April 20, 1994.

(5)(a)    Management Agreement is incorporated by reference to Exhibit
          (5)(a) of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed on February 29, 1996.

(5)(b)    Index Management Agreement is incorporated by reference to Exhibit
          (5)(b) of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed on February 29, 1996.

(6) Distribution Agreement is incorporated by reference to Exhibit (6) of Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A, filed on March 2, 1995.

(8) Custody Agreement is incorporated by reference to Exhibit (8) of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed on February 29, 1996.

(9)       Shareholder Services Plan is incorporated by reference to Exhibit
          (9) of Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A, filed on March 2, 1995.

(10) Opinion and consent of Stroock & Stroock & Lavan dated September 20, 1989 is incorporated by reference to Exhibit (10) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on April 20, 1994.

(11)      Consent of Coopers & Lybrand L.L.P., Independent Accountants.

 (17)     Financial Data Schedule.



          Other Exhibits
          ______________

               (a)  Power of Attorney

               (b)  Certificate of Secretary


Item 25.  Persons Controlled by or under Common Control with Registrant.
_______   ______________________________________________________________

          Not Applicable

Item 26.  Number of Holders of Securities.
_______   ________________________________

            (1)                                   (2)

                                              Number of Record
          Title of Class               Holders as of April 4, 1998
          ______________               ______________________________

          Shares of Common Stock
          par value $.001 per share               37


Item 27.    Indemnification
_______ _______________

        The Statement as to the general effect of any contract, arrangements or statute under which a director, officer, underwriter or affiliated person of the Registrant is indemnified is incorporated by reference to Item 27 of Part C of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on September 8, 1989.

        Reference is also made to the Distribution Agreement filed as Exhibit (6).

Item 28(a). Business and Other Connections of Investment Adviser.
_______     _____________________________________________________

               The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser, manager and distributor for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer of shares of investment companies sponsored by Dreyfus and of other investment companies for which Dreyfus acts as investment adviser, sub-investment adviser or administrator. Dreyfus Management, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.


Item 28.  Business and Other Connections of Investment Adviser (continued)
________  ________________________________________________________________

          Officers and Directors of Investment Adviser
          ____________________________________________

Name and Position
with Dreyfus             Other Businesses
_________________        ________________

MANDELL L. BERMAN        Real estate consultant and private investor
Director                      29100 Northwestern Highway, Suite 370
                              Southfield, Michigan 48034;
                         Past Chairman of the Board of Trustees:
                              Skillman Foundation;
                         Member of The Board of Vintners Intl.

BURTON C. BORGELT        Chairman Emeritus of the Board and
Director                 Past Chairman, Chief Executive Officer and
                         Director:
                              Dentsply International, Inc.
                              570 West College Avenue
                              York, Pennsylvania 17405;
                         Director:
                              DeVlieg-Bullard, Inc.
                              1 Gorham Island
                              Westport, Connecticut 06880
                              Mellon Bank Corporation***;
                              Mellon Bank, N.A.***

FRANK V. CAHOUET         Chairman of the Board, President and
Director                 Chief Executive Officer:
                              Mellon Bank Corporation***;
                              Mellon Bank, N.A.***;
                         Director:
                              Avery Dennison Corporation
                              150 North Orange Grove Boulevard
                              Pasadena, California 91103;
                              Saint-Gobain Corporation
                              750 East Swedesford Road
                              Valley Forge, Pennsylvania 19482;
                              Teledyne, Inc.
                              1901 Avenue of the Stars
                              Los Angeles, California 90067

W. KEITH SMITH           Chairman and Chief Executive Officer:
Chairman of the Board         The Boston Company****;
                         Vice Chairman of the Board:
                              Mellon Bank Corporation***;
                              Mellon Bank, N.A.***;
                         Director:
                              Dentsply International, Inc.
                              570 West College Avenue
                              York, Pennsylvania 17405

CHRISTOPHER M. CONDRON   Vice Chairman:
President, Chief              Mellon Bank Corporation***;
Executive Officer,            The Boston Company****;
Chief Operating               Deputy Director:
Officer and a                 Mellon Trust***;
Director                 Chief Executive Officer:
                              The Boston Company Asset Management,
                              Inc.****;
                         President:
                              Boston Safe Deposit and Trust Company****

STEPHEN E. CANTER        Director:
Vice Chairman and             The Dreyfus Trust Company++;
Chief Investment Officer,     Formerly, Chairman and Chief Executive
Officer:
and a Director                Kleinwort Benson Investment Management
                                   Americas Inc.*

LAWRENCE S. KASH           Chairman, President and Chief
Vice Chairman-Distribution Executive Officer:
and a Director                The Boston Company Advisors, Inc.
                              53 State Street
                              Exchange Place
                              Boston, Massachusetts 02109;
                         Executive Vice President and Director:
                              Dreyfus Service Organization, Inc.**;
                         Director:
                              Dreyfus America Fund+++;
                              The Dreyfus Consumer Credit Corporation*;
                              The Dreyfus Trust Company++;
                              Dreyfus Service Corporation*;
                         President:
                              The Boston Company****;
                              Laurel Capital Advisors***;
                              Boston Group Holdings, Inc.;
                         Executive Vice President:
                              Mellon Bank, N.A.***;
                              Boston Safe Deposit and Trust
                              Company****

RICHARD F. SYRON         Chairman of the Board and
Director                 Chief Executive Officer:
                              American Stock Exchange
                              86 Trinity Place
                              New York, New York 10006;
                         Director:
                              John Hancock Mutual Life Insurance Company
                              John Hancock Place, Box 111
                              Boston, Massachusetts 02117;
                              Thermo Electron Corporation
                              81 Wyman Street, Box 9046
                              Waltham, Massachusetts 02254-9046;
                              American Business Conference
                              1730 K Street, NW, Suite 120
                              Washington, D.C. 20006;

                         Trustee:
                              Boston College - Board of Trustees
                              140 Commonwealth Ave.
                              Chestnut Hill, Massachusetts 02167-3934

J. DAVID OFFICER         Vice Chairman:
Vice Chairman                 The Dreyfus Corporation*;
                         Director:
                              Dreyfus Financial Services Corporation*****;
                              Dreyfus Investment Services Corporation*****;
                              Mellon Trust of Florida
                              2875 Northeast 191st Street
                              North Miami Beach, Florida 33180;
                              Mellon Preferred Capital Corporation****;
                              Boston Group Holdings, Inc.****;
                              Mellon Trust of New York
                              1301 Avenue of the Americas - 41st Floor
                              New York, New York 10019;
                              Mellon Trust of California
                              400 South Hope Street
                              Los Angeles, California 90071-2806;
                         Executive Vice President:
                              Mellon Bank, N.A.***;
                         Vice Chairman and Director:
                              The Boston Company, Inc.****;
                         President and Director:
                              RECO, Inc.****;
                              The Boston Company Financial Services,
                              Inc.****;
                              Boston Safe Deposit and Trust Company****;

RONALD P. O'HANLEY       Vice Chairman:
Vice Chairman                 The Dreyfus Corporation*;
                         Director:
                              The Boston Company Asset Management, LLC****;
                              TBCAM Holding, Inc.****;
                              Franklin Portfolio Holdings, Inc.
                              Two International Place - 22nd Floor
                              Boston, Massachusetts 02110;
                              Mellon Capital Management Corporation
                              595 Market Street, Suite #3000
                              San Francisco, California 94105;
                              Certus Asset Advisors Corporation
                              One Bush Street, Suite 450
                              San Francisco, California 94104;
                              Mellon-France Corporation***;
                         Chairman and Director:
                              Boston Safe Advisors, Inc.****;
                         Partner Representative:
                              Pareto Partners
                              271 Regent Street
                              London, England W1R 8PP;
                         Chairman and Trustee:
                              Mellon Bond Associates, LLP***;
                              Mellon Equity Associates, LLP***;
RONALD P. O'HANLEY       Trustee:
Vice Chairman                 Laurel Capital Advisors, LLP***;
(continued)              Chairman, President and Chief Executive Officer:
                              Mellon Global Investing Corp.***;
                         Partner:
                              McKinsey & Company, Inc.
                              Boston, Massachusetts

WILLIAM T. SANDALLS, JR.  Director:
Senior Vice President and     Dreyfus Partnership Management, Inc.*;
Chief Financial Officer       Seven Six Seven Agency, Inc.*;
                         Chairman and Director:
                              Dreyfus Transfer, Inc.
                              One American Express Plaza
                              Providence, Rhode Island 02903;
                         President and Director:
                              Lion Management, Inc.*;
                         Executive Vice President and Director:
                              Dreyfus Service Organization, Inc.*;
                         Vice President, Chief Financial Officer and
                         Director:
                              Dreyfus America Fund+++;
                         Vice President and Director:
                              The Dreyfus Consumer Credit Corporation*;
                              The Truepenny Corporation*;
                         Treasurer, Financial Officer and Director:
                              The Dreyfus Trust Company++;
                         Treasurer and Director:
                              Dreyfus Management, Inc.*;
                              Dreyfus Service Corporation*;
                         Formerly, President and Director:
                              Sandalls & Co., Inc.

MARK N. JACOBS           Vice President, Secretary and Director:
Vice President,               Lion Management, Inc.*;
General Counsel               Secretary:
and Secretary                 The Dreyfus Consumer Credit Corporation*;
                              Dreyfus Management, Inc.*;
                         Assistant Secretary:
                              Dreyfus Service Organization, Inc.**;
                              Major Trading Corporation*;
                              The Truepenny Corporation*

PATRICE M. KOZLOWSKI          None
Vice President-
Corporate Communications

MARY BETH LEIBIG              None
Vice President-
Human Resources

JEFFREY N. NACHMAN       President and Director:
Vice President-Mutual         Dreyfus Transfer, Inc.
Fund Accounting               One American Express Plaza
                              Providence, Rhode Island 02903

ANDREW S. WASSER         Vice President:
Vice President-Information    Mellon Bank Corporation***
Services

WILLIAM V. HEALEY        President:
Assistant Secretary           The Truepenny Corporation*;
                         Vice President and Director:
                              The Dreyfus Consumer Credit Corporation*;
                         Secretary and Director:
                              Dreyfus Partnership Management Inc.*;
                         Director:
                              The Dreyfus Trust Company++;
                         Assistant Secretary:
                              Dreyfus Service Corporation*;
                              Dreyfus Investment Advisors, Inc.*;
                         Assistant Clerk:
                              Dreyfus Insurance Agency of Massachusetts,
                              Inc.+++++

______________________________________

* The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
** The address of the business so indicated is 131 Second Street, Lewes, Delaware 19958.
*** The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
**** The address of the business so indicated is One Boston Place, Boston, Massachusetts 02108.
***** The address of the business so indicated is Union Trust Building, 501 Grant Street, Room 179, Pittsburgh, Pennsylvania 15259;
+ The address of the business so indicated is Atrium Building, 80 Route 4 East, Paramus, New Jersey 07652.
++ The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.
+++ The address of the business so indicated is 69, Route `d'Esch, L-1470 Luxembourg.
++++ The address of the business so indicated is 69, Route `d'Esch, L-2953 Luxembourg.
+++++ The address of the business so indicated is 53 State Street, Boston, Massachusetts 02103.

(b)
                                                            Positions and
Name and principal   Positions and offices with              offices with
business address     the Distributor                         Registrant
__________________  ___________________________             _____________

Marie E. Connolly+   Director, President, Chief              President and
                     Executive Officer and Compliance        Treasurer
                     Officer

Joseph F. Tower,III+ Director, Senior Vice President,        Vice President
                     Treasurer and Chief Financial Officer   and Assistant
                                                             Treasurer

Richard W. Ingram    Executive Vice President                Vice President
                                                             and Assistant
                                                             Treasurer

Mary A. Nelson+      Vice President                          Vice President
                                                             and Assistant
                                                             Treasurer

Paul Prescott+       Vice President                          None

Jean M. O'Leary+     Assistant Secretary and                 None
                     Assistant Clerk

John W. Gomez+       Director                                None

William J. Nutt+     Director                                None

________________________________
 +  Principal business address is 60 State Street, Boston, Massachusetts
    02109.
++  Principal business address is 200 Park Avenue, New York, New York
    10166.

Item 29.  Principal Underwriters
________  ______________________

     (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

1)        Comstock Partners Funds, Inc.
2)        Dreyfus A Bonds Plus, Inc.
3)        Dreyfus Appreciation Fund, Inc.
4)        Dreyfus Asset Allocation Fund, Inc.
5)        Dreyfus Balanced Fund, Inc.
6)        Dreyfus BASIC GNMA Fund
7)        Dreyfus BASIC Money Market Fund, Inc.
8)        Dreyfus BASIC Municipal Fund, Inc.
9)        Dreyfus BASIC U.S. Government Money Market Fund
10)       Dreyfus California Intermediate Municipal Bond Fund
11)       Dreyfus California Tax Exempt Bond Fund, Inc.
12)       Dreyfus California Tax Exempt Money Market Fund
13)       Dreyfus Cash Management
14)       Dreyfus Cash Management Plus, Inc.
15)       Dreyfus Connecticut Intermediate Municipal Bond Fund
16)       Dreyfus Connecticut Municipal Money Market Fund, Inc.
17)       Dreyfus Florida Intermediate Municipal Bond Fund
18)       Dreyfus Florida Municipal Money Market Fund
19)       The Dreyfus Fund Incorporated
20)       Dreyfus Global Bond Fund, Inc.
21)       Dreyfus Global Growth Fund
22)       Dreyfus GNMA Fund, Inc.
23)       Dreyfus Government Cash Management Funds
24)       Dreyfus Growth and Income Fund, Inc.
25)       Dreyfus Growth and Value Funds, Inc.
26)       Dreyfus Growth Opportunity Fund, Inc.
27)       Dreyfus Income Funds
28)       Dreyfus Index Funds, Inc.
29)       Dreyfus Institutional Money Market Fund
30)       Dreyfus Institutional Preferred Money Market Fund
31)       Dreyfus Institutional Short Term Treasury Fund
32)       Dreyfus Insured Municipal Bond Fund, Inc.
33)       Dreyfus Intermediate Municipal Bond Fund, Inc.
34)       Dreyfus International Funds, Inc.
35)       Dreyfus Investment Grade Bond Funds, Inc.
36)       The Dreyfus/Laurel Funds, Inc.
37)       The Dreyfus/Laurel Funds Trust
38)       The Dreyfus/Laurel Tax-Free Municipal Funds
39)       Dreyfus LifeTime Portfolios, Inc.
40)       Dreyfus Liquid Assets, Inc.
41)       Dreyfus Massachusetts Intermediate Municipal Bond Fund
42)       Dreyfus Massachusetts Municipal Money Market Fund
43)       Dreyfus Massachusetts Tax Exempt Bond Fund
44)       Dreyfus MidCap Index Fund
45)       Dreyfus Money Market Instruments, Inc.
46)       Dreyfus Municipal Bond Fund, Inc.
47)       Dreyfus Municipal Cash Management Plus
48)       Dreyfus Municipal Money Market Fund, Inc.
49)       Dreyfus New Jersey Intermediate Municipal Bond Fund
50)       Dreyfus New Jersey Municipal Bond Fund, Inc.
51)       Dreyfus New Jersey Municipal Money Market Fund, Inc.
52)       Dreyfus New Leaders Fund, Inc.
53)       Dreyfus New York Insured Tax Exempt Bond Fund
54)       Dreyfus New York Municipal Cash Management
55)       Dreyfus New York Tax Exempt Bond Fund, Inc.
56)       Dreyfus New York Tax Exempt Intermediate Bond Fund
57)       Dreyfus New York Tax Exempt Money Market Fund
58)       Dreyfus 100% U.S. Treasury Intermediate Term Fund
59)       Dreyfus 100% U.S. Treasury Long Term Fund
60)       Dreyfus 100% U.S. Treasury Money Market Fund
61)       Dreyfus 100% U.S. Treasury Short Term Fund
62)       Dreyfus Pennsylvania Intermediate Municipal Bond Fund
63)       Dreyfus Pennsylvania Municipal Money Market Fund
64)       Dreyfus Premier California Municipal Bond Fund
65)       Dreyfus Premier Equity Funds, Inc.
66)       Dreyfus Premier International Funds, Inc.
67)       Dreyfus Premier GNMA Fund
68)       Dreyfus Premier Worldwide Growth Fund, Inc.
69)       Dreyfus Premier Insured Municipal Bond Fund
70)       Dreyfus Premier Municipal Bond Fund
71)       Dreyfus Premier New York Municipal Bond Fund
72)       Dreyfus Premier State Municipal Bond Fund
73)       Dreyfus Premier Value Fund
74)       Dreyfus Short-Intermediate Government Fund
75)       Dreyfus Short-Intermediate Municipal Bond Fund
76)       The Dreyfus Socially Responsible Growth Fund, Inc.
77)       Dreyfus Stock Index Fund, Inc.
78)       Dreyfus Tax Exempt Cash Management
79)       The Dreyfus Third Century Fund, Inc.
80)       Dreyfus Treasury Cash Management
81)       Dreyfus Treasury Prime Cash Management
82)       Dreyfus Variable Investment Fund
83)       Dreyfus Worldwide Dollar Money Market Fund, Inc.
84)       General California Municipal Bond Fund, Inc.
85)       General California Municipal Money Market Fund
86)       General Government Securities Money Market Fund, Inc.
87)       General Money Market Fund, Inc.
88)       General Municipal Bond Fund, Inc.
89)       General Municipal Money Market Fund, Inc.
90)       General New York Municipal Bond Fund, Inc.
91)       General New York Municipal Money Market Fund

Item 30.   Location of Accounts and Records
           ________________________________

                 1. First Data Investor Services Group, Inc., a subsidiary of First Data Corporation
                     P.O. Box 9671
                     Providence, Rhode Island 02940-9671

                 2.  Boston Safe Deposit and Trust Company
                     One Boston Place
                     Boston, MA 02108

                 3.  Dreyfus Transfer, Inc.
                     P.O. Box 9671
                     Providence, Rhode Island 02940-9671

                 4.  The Dreyfus Corporation
                     200 Park Avenue
                     New York, New York 10166

Item 31.   Management Services
_______    ___________________

           Not Applicable

Item 32.   Undertakings
________   ____________

  (1) To file a post-effective amendment, using financial statements which need not be certified, within four to six months from the effective date of Registrant's 1933 Act Registration Statement with respect to the Registrant's Dreyfus Technology Growth Fund.

  (2) To call a meeting of shareholders for the purpose of voting upon the question of removal of a Board member or Board members when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

  (3) To furnish each person to whom a prospectus is delivered with a copy of the Fund's latest Annual Report to Shareholders, upon request and without charge.



                                   SIGNATURES
                                   __________


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on 27th day of April, 1998.


       DREYFUS LIFE AND ANNUITY INDEX FUND, INC.


       BY:  /s/Marie E. Connolly*
            ____________________________
               MARIE E. CONNOLLY, PRESIDENT


  Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


       Signatures                        Title                       Date
__________________________     ______________________________  __________

/s/Marie E. Connolly*          President and Treasurer             4/27/98
______________________________ (Principal Executive, Financial
Marie E. Connolly               and Accounting Officer)


/s/Joseph S. DiMartino*        Chairman of the Board               4/27/98
_____________________________
Joseph S. DiMartino


/s/David P. Feldman*           Board Member                        4/27/98
______________________________
David P. Feldman


/s/John M. Fraser, Jr.*        Board Member                        4/27/98
______________________________
John M. Fraser, Jr.


/s/Ehud Houminer*              Board Member                        4/27/98
______________________________
Ehud Houminer


/s/Gloria Messinger*           Board Member                        4/27/98
______________________________
Gloria Messinger


/s/Jack R. Meyer*              Board Member                        4/27/98
______________________________
Jack R. Meyer


/s/John Szarkowski*            Board Member                        4/27/98
_____________________________
John Szarkowski


/s/Anne Wexler*                Board Member                        4/27/98
_____________________________
Anne Wexler


*BY: /s/ Michael S. Petrucelli
     __________________________
     Michael S. Petrucelli,
     Attorney-in-Fact


                              INDEX OF EXHIBITS

         (11)      Consent of Independent Auditors..............
         (17)      Financial Data Schedule......................

                        OTHER EXHIBITS

                        (a)       Power of Attorney.............

                        (b)       Certificate of Secretary......